EXHIBIT 10.33

AMENDMENT NO. 2

TO

GENERAL SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO GENERAL SECURITY AGREEMENT (this “Amendment No. 2”) is dated for reference purposes June 24, 2004, and is made and entered into by and between TULLY’S COFFEE CORPORATION, a Washington corporation (“Debtor”) and KENT CENTRAL, L.L.C., a Washington limited liability company (“Lender”).

RECITALS

A. Debtor and Lender have entered into a General Security Agreement (the “Agreement”) dated November 1, 2002, as amended by Amendment No. 1 to General Security Agreement dated June 26, 2003 (“Amendment No. 1”; the Agreement and Amendment No. 1 are herein collectively called the “Security Agreement”) in order to secure Debtor’s repayment of, and performance under, that certain Promissory Note dated November 1, 2002, in the amount of $2,890,037.09, and all amendments thereto (collectively the “Note”) in favor of Lender.

B. Debtor and Lender desire to amend the terms of such Security Agreement in certain respects.

NOW, THEREFORE, IN CONSIDERATION of the mutual terms, covenants and conditions, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Debtor and Lender hereby agree as follows:

1. Section 1.3.7 of the Security Agreement is deleted in its entirety and the following is substituted in its place:

1.3.7	any reference to the “Loan Documents” shall mean, collectively, that certain Promissory Note dated November 1, 2002, in favor of Holder in the original principal amount of up to TWO MILLION EIGHT HUNDRED NINETY THOUSAND THIRTY SEVEN AND 09/100 DOLLARS ($2,890,037.09) (the “Original Note”), as amended by Amendment to Promissory Note dated March 3, 2003 (“Amendment No. 1”), Amendment No. 2 to Promissory Note dated June 26, 2003 (“Amendment No. 2) and Amendment No. 3 to Promissory Note dated June 24, 2004 (“Amendment No. 3”; the Original Note, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are collectively herein called the “Note”); this General Security Agreement and any other instruments or documents evidencing or relating to the foregoing, and all amendments to any of the foregoing, but expressly excluding the Lease Agreement date August 16, 1999 entered into between Lender and Debtor (the “Lease”).

2. Except as specifically set forth above, the terms and provisions of the Security Agreement shall remain as originally executed by the Debtor and the Lender.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the day and year first above written.

DEBTOR:

TULLY’S COFFEE CORPORATION, a Washington corporation

By:

Name:

Title:

LENDER:

KENT CENTRAL, L.L.C., a Washington limited liability company

By:	/s/ Larry R. Benaroya

Name:	Larry R. Benaroya

Title:	Manager

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